NUVEEN SMALL CAP VALUE FUND

SUPPLEMENT DATED DECEMBER 20, 2024

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED FEBRUARY 29, 2024

Important Notice Regarding Change in Investment Policy

The Board of Directors of Nuveen Small Cap Value Fund (the “Fund”) has approved the following change to the Fund’s non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“Name Policy”), which is expected to go into effect on February 28, 2025:

●

The Fund’s Name Policy to invest, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small-capitalization companies will change to the following:

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization value companies.

PLEASE KEEP THIS WITH YOUR

PROSPECTUS AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FSCV-1224P